UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 3, 2015

Life Clips, Inc.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-198828	46-2378100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

233 S. Sharon Amity Rd., Suite 201

Charlotte, North Carolina 28211

(Address of Principal Executive Offices

800-292-8991

(Registrant’s telephone number, including area code)

Blue Sky Media Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Gillespie & Associates, PLLC. On December 3, 2015, the Board of Directors of Life Clips, Inc. (the “Company”) approved the engagement of L&L CPAS, P.A. (“L&L”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 and the dismissal of the Company’s current independent registered public accounting firm, Gillespie & Associates, PLLC (“Gillespie”), effective as of such date. Gillespie’s audit reports on the Company’s financial statements as of and for the fiscal years ended June 30, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the audit report contained an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2015 and 2014, and the subsequent interim period through December 3, 2015, there were no (i) disagreements between the Company and Gillespie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, any of which, if not resolved to Gillespie’s satisfaction, would have caused Gillespie to make reference thereto in its audit report on the financial statements of the Company for such years, or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that Gillespie has advised the Company that the Company’s internal controls over financial reporting are not currently effective due to deficiencies in controls related to the segregation of duties and the ability of management to override internal control systems.

The Company provided Gillespie with a copy of the disclosures it is making in this Current Report on Form 8-K and requested Gillespie to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Gillespie’s letter, dated December 7, 2015, is filed as Exhibit 16.1 hereto.

(b) Engagement of L&L CPAS, P.A. As disclosed above, the Board of Directors of the Company approved the engagement of L&L to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016. During the fiscal years ended June 30, 2015 and 2014, and the subsequent interim period through December 3, 2015, neither the Company nor anyone on its behalf consulted with L&L regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that L&L concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit 16.1       Letter of Gillespie & Associates, PLLC, dated December 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Date: December 7, 2015	By:	/s/ Robert Gruder
Robert Gruder
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Gillespie & Associates, PLLC, dated December 7, 2015